Supplement dated September 19, 2016
to the Prospectus and Statement of Additional Information (SAI), each as supplemented, of each of the following
Funds (each a Fund and together the Funds):
Fund	Prospectus & SAI Dated
EGA Emerging Global Shares Trust	7/29/2016
EGShares Beyond BRICs ETF	7/29/2016
EGShares EM Core ex-China ETF	7/29/2016
EGShares EM Quality Dividend ETF	7/29/2016
EGShares EM Strategic Opportunities ETF	7/29/2016
EGShares Emerging Markets Consumer ETF	7/29/2016
EGShares Emerging Markets Core ETF	7/29/2016
EGShares India Consumer ETF	7/29/2016
EGShares India Infrastructure ETF	7/29/2016
EGShares India Small Cap ETF	7/29/2016
Effective immediately, item number 11 in the supplement to the Funds'  Prospectus dated September 1, 2016, is hereby deleted and the second and third paragraphs in the "Pricing Fund Shares" section of the Prospectus are hereby superseded and replaced with the following:
The Fund’s NAV is calculated by dividing the value of the Fund’s portfolio securities, cash and other assets (including accrued interest), less all liabilities (including accrued expenses), by the total number of shares outstanding. The NAV for a Fund is determined once daily as of the end of the Business Day (as defined by this paragraph). A Business Day is any day that the New York Stock Exchange (NYSE) is open and typically ends at the close of regular trading on the NYSE, usually at 4:00 p.m. Eastern time. If the NYSE is scheduled to close early, the Business Day will be considered to end as of the time of the NYSE’s scheduled close. For purposes of this section only, the Fund will not treat an intraday unscheduled disruption in NYSE trading or an intraday unscheduled closing as a close of regular trading on the NYSE for these purposes and will price its shares as of the regularly scheduled closing time for that day (typically, 4:00 p.m. Eastern time). Notwithstanding the foregoing, the NAV of Fund shares may be determined at such other time or times (in addition to or in lieu of the time set forth above) as the Fund’s Board may approve or ratify. On holidays and other days when the NYSE is closed, the Fund's NAV is not calculated and the Fund does not accept buy or sell orders. However, the value of the Fund's assets may still be affected on such days to the extent that the Fund holds foreign securities that trade on days that foreign securities markets are open.
Equity securities (including ADRs and GDRs) are valued at the last reported sale price on the principal exchange on which such securities are traded, as of the end of the Business Day on the day the securities are being valued or, if there are no sales, at the mean of the most recent bid and asked prices. Equity securities that are traded in OTC markets are valued at the NASDAQ Official Closing Price as of the end of the Business Day on the day the securities are valued or, if there are no sales, at the mean of the most recent bid and asked prices. Debt securities are valued at the mean between the last available bid and asked prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality, and type.
The rest of the section remains the same.
SUP280_03_001_(09/16)

Effective immediately, the first paragraph in the "Determination of Net Asset Vlaue" section of the SAI is hereby superseded and replaced with the following:
The share price of each Fund is based on each Fund’s net asset value (NAV) per share, which is calculated as of the close of regular trading on the NYSE, usually at 4:00 p.m. Eastern time, on each day the Fund is open for business. If the NYSE is scheduled to close early, the NAV per share of each class of shares of each Fund shall be determined as of the time of the NYSE’s scheduled close. Each Fund will not treat an intraday unscheduled disruption in NYSE trading or intraday unscheduled closing of the NYSE as a close of regular trading on the NYSE and will price its shares as of the regularly scheduled closing time for that day (typically, 4:00 p.m. Eastern time). Notwithstanding the foregoing, the NAV of Fund shares may be determined at such other time or times (in addition to or in lieu of the time set forth above) as the Fund’s Board may approve or ratify. The Funds do not value their shares on days that the NYSE is closed. The NAV per Share of each Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares of the Fund outstanding, rounded to the nearest cent. Expenses and fees including, without limitation, the Unified Fee, are accrued daily and taken into account for purposes of determining NAV.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
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SUP280_03_001_(09/16)